UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

ALPHA SECURITY GROUP CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ALPHA SECURITY GROUP CORPORATION
328 West 77th Street, New York, New York 10024

To All Stockholders of
Alpha Security Group Corporation (the “Company”):

The Company did not consummate a business combination transaction prior to the date required by our certificate of incorporation (the “Termination Date”) and trust agreement governing the trust account.  As a result of the preceding, our board of directors has determined it would be in the best interests of our stockholders to distribute now to stockholders holding shares of our common stock (“IPO Shares”) issued in our initial public offering (“IPO”) all amounts in the trust account established by us at the consummation of the IPO and into which a certain amount of the net proceeds of the IPO were deposited (the “Trust Account”).  As of March 31, 2009, approximately $60.0 million (approximately $10 per IPO Share) was in the Trust Account.  Further, our board of directors also determined that it would be in the best interests of our stockholders for our company to continue its corporate existence after the distribution of the Trust Account, rather than dissolve as required by our certificate of incorporation, and to do so with a new certificate of incorporation that would be suitable for our company as a non-blank check company.

Accordingly, we have called a special meeting of stockholders to be held at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154 on Friday, May 29, 2009 at 9:00 a.m., New York time;

To consider and vote on the following two proposals (the “Amendment and Distribution”):

•
To consider and vote on a proposal to amend our certificate of incorporation to permit the continuance of our company as a corporation beyond the time currently specified in our certificate of incorporation without the limitations imposed at the time of our IPO (the “Certificate of Incorporation Amendment Proposal”).  Specifically, this proposal would (i) remove the proviso from the second sentence of the Third Article from our certificate of incorporation which limits the powers and privileges conferred upon the Company to effecting and implementing the dissolution and liquidation of the Company in the event a business combination is not consummated prior to the Termination Date and (ii) remove the Sixth Article from our certificate of incorporation, which, among other blank check company-related restrictions, requires us to dissolve following distribution of the Trust Account.  If this proposal is approved, our stockholders will not have the right to receive a liquidating distribution of any net assets outside of the Trust Account.  However, there are no assets outside of the Trust Account available for distribution to stockholders at this time.  We expect to receive a tax refund later in 2009 that will be used to pay liabilities of the Company which, as of April 29, 2009, were approximately $720,000.

•
To consider and vote on a proposal to permit the Company to distribute the assets of the Trust Account to the holders of the IPO Shares (the “Distribution Proposal”).  This proposal will be acted upon following, and will be conditioned upon, the approval of the Certificate of Incorporation Amendment Proposal.

and a proposal to:

•
To consider and vote on a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are insufficient votes at the time of the special meeting to approve the Certificate of Incorporation Amendment Proposal and/or the Distribution Proposal (the “Adjournment Proposal”).

The board of directors has fixed the close of business on May 11, 2009 as the record date for determining the stockholders entitled to notice of and to vote at the special meeting and any adjournment thereof.  Holders of our common stock will be entitled to vote on each of the proposals set forth above, and will be each entitled to one vote for each share of record.  Each proposal of the Amendment and Distribution is essential to its implementation, and, therefore, the board of directors will abandon the Amendment and Distribution unless each of the above proposals are approved by stockholders.

The Distribution Proposal will not be presented for a vote at the special meeting unless and until our stockholders have approved the Certificate of Incorporation Amendment Proposal.  The Adjournment Proposal may be presented at the meeting, at the discretion of our board of directors, but only if the Certificate of Incorporation Amendment Proposal and/or the Distribution Proposal fail to receive the required number of votes and our board of directors believes that additional votes constituting the required approval may be obtained by adjourning the meeting.

The Company does not expect to be able to satisfy its liabilities to creditors concurrently with the payment of the distribution of assets pursuant to the Distribution Proposal due to the fact that, as of March 31, 2009, the Company had no assets outside of the Trust Account as it has expended all of its funds that had been released to it.  As of April 29, 2009, the Company liabilities to creditors were approximately $720,000.

Our board of directors recommends that you vote, or give instruction to vote, “FOR” the adoption of each of the Amendment and Distribution proposals.  Enclosed is a notice of special meeting and proxy statement containing detailed information concerning each of the proposals.  We urge you to read the proxy statement and attached annexes carefully.

All stockholders are cordially invited to attend the special meeting.  Whether or not you plan to attend the special meeting, it is important that your shares be represented.  Accordingly, please sign and date the enclosed Proxy Card and return it promptly in the envelope provided herewith.  Even if you return a Proxy Card, you may revoke the proxies appointed thereby at any time prior to the exercise thereof by filing with our Corporate Secretary a written revocation or duly executed Proxy Card bearing a later date or by attendance and voting at the special meeting.  Attendance at the special meeting will not, in itself, constitute revocation of the proxies.

By order of the Board of Directors

New York, NY
May , 2009	/s/ Steve Wasserman
Steve Wasserman
Co-Chairman of the Board of Directors, Chief Executive Officer and President

PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

ALPHA SECURITY GROUP CORPORATION
328 West 77th Street, New York, New York 10024

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 29, 2009

NOTICE IS HEREBY GIVEN that a special meeting of stockholders, including any adjournments or postponements thereof, of Alpha Security Group Corporation, a Delaware corporation (the “Company”), will be held at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, on Friday, May 29, 2009, at 9:00 a.m. New York time to:

To consider and vote on the following three proposals (the “Amendment and Distribution”):

•
To consider and vote on a proposal to amend our certificate of incorporation to permit the continuance of our company as a corporation beyond the time currently specified in our certificate of incorporation without the limitations imposed at the time of our IPO (the “Certificate of Incorporation Amendment Proposal”).  Specifically, this proposal would (i) remove the proviso from the second sentence of the Third Article from our certificate of incorporation which limits the powers and privileges conferred upon the Company to effecting and implementing the dissolution and liquidation of the Company in the event a business combination is not consummated prior to the Termination Date and (ii) remove the Sixth Article from our certificate of incorporation, which, among other blank check company-related restrictions, requires us to dissolve following distribution of the Trust Account.  If this proposal is approved, our stockholders will not have the right to receive a liquidating distribution of any net assets outside of the Trust Account.  However, there are no assets outside of the Trust Account available for distribution to stockholders at this time.  We expect to receive a tax refund later in 2009 that will be used to pay liabilities of the Company which, as of April 29, 2009, were approximately $720,000.

•
To consider and vote on a proposal to permit the Company to distribute the assets of the Trust Account to the holders of the IPO Shares (the “Distribution Proposal”).  This proposal will be acted upon following, and will be conditioned upon, the approval of the Certificate of Incorporation Amendment Proposal.

and a proposal to:

•
To consider and vote on a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are insufficient votes at the time of the special meeting to approve the Certificate of Incorporation Amendment Proposal and/or the Distribution Proposal (the “Adjournment Proposal”).

Each proposal of the Amendment and Distribution is essential to its implementation, and, therefore, the board of directors will abandon the Amendment and Distribution unless each of the above proposals are approved by stockholders.

These items of business are more fully described in this proxy statement, which we encourage you to read in its entirety before voting.  The Company will not transact any other business at the special meeting except for business properly brought before the special meeting or any adjournment or postponement thereof by the Company’s board of directors.

Holders of our common stock as of the record date for the special meeting are each entitled to one vote for each share of record and vote together as a single class with respect to each of Certificate of Incorporation Amendment Proposal, the Distribution Proposal and (if presented to them) the Adjournment Proposal.  However, the Distribution Proposal will not be presented to our stockholders for a vote at the special meeting (i.e., the polls will not be opened for voting on the Distribution Proposal) unless and until our stockholders have approved the Certificate of Incorporation Amendment Proposal.  Holders of our common stock as of the record date for the special meeting are each entitled to vote together as a single class with respect to the Adjournment Proposal if it is presented.

3

The record date for the special meeting is May 11, 2009.  Only holders of record of the Company’s common stock at the close of business on May 11, 2009 are entitled to notice of the special meeting and to have their vote counted at the special meeting and any adjournments or postponements thereof.  A complete list of the Company’s stockholders of record entitled to vote at the special meeting will be available for inspection by stockholders for 10 days prior to the date of the special meeting at the principal executive offices of the Company during ordinary business hours for any purpose germane to the special meeting.

Your vote is important regardless of the number of shares you own.  The Certificate of Incorporation Amendment Proposal must be approved by the affirmative vote of a majority of the outstanding shares as of the record date of the Company’s common stock.  The Distribution Proposal must be approved by the affirmative vote of a majority of the outstanding shares as of the record date of the Company’s common stock.  The adoption of the Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy and voting at the special meeting, if the Adjournment Proposal is presented.

All of the Company stockholders are cordially invited to attend the special meeting in person.  However, to ensure your representation at the special meeting, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible.  If you are a stockholder of record of the Company’s common stock, you may also cast your vote in person at the special meeting.  If your shares are held in an account at a brokerage firm or bank, you may be required to instruct your broker or bank on how to vote your shares.  If you do not vote or do not instruct your broker or bank how to vote, your action may have the same effect as voting “AGAINST” approval of the Certificate of Incorporation Amendment Proposal and the Distribution Proposal, but will have no effect on the vote with respect to the Adjournment Proposal.  Abstentions will count towards the vote total for approval of the Certificate of Incorporation Amendment Proposal and the Distribution Proposal and will have the same effect as “AGAINST” votes for each such proposal.  An abstention or failure to vote will have no effect on any vote to adjourn the special meeting.

The board of directors of the Company recommends that you vote “FOR” each of the proposals which are described in detail in this proxy statement.

4

Table of Contents

Page

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS	3

FORWARD-LOOKING STATEMENTS	8

SPECIAL MEETING OF THE COMPANY STOCKHOLDERS	9
General	9
Date, Time and Place	9
Purpose of the Company Special Meeting	9
Recommendation of the Company Board of Directors	9
Record Date; Who is Entitled to Vote	10
Quorum	10
Abstentions and be Non-Votes	10
Vote of Our Stockholders Required	10
Voting Your Shares	10
Revoking Your Proxy	11
Who Can Answer Your Questions About Voting Your Shares	11
No Additional Matters May Be Presented at the Special Meeting	11
Proxies and Proxy Solicitation Costs	11
Possible Claims Against the Company	11

BACKGROUND INFORMATION	12
General	12
Initial Public Offering	12
Distribution of the Trust Account	12
Continuation of the Company Following the Distribution of the Trust Account	13
General	13
Future Acquisition Plans	13
Need for Additional Capital	13
Possible Status as “Shell Company” under the Federal Securities Laws	14
Potential Application of Rule 419 under the Securities Act to Future Public Offerings	14
Quotation on the NYSE Amex	15
Status of Outstanding Warrants Following the Special Meeting of Stockholders	15
Interests of the Company Directors and Officers in the Proposals	15
Certain Other Interests in the Proposals	17

PROPOSAL ONE – THE CERTIFICATE OF INCORPORATION AMENDMENT PROPOSAL	17

PROPOSAL TWO – THE DISTRIBUTION PROPOSAL	17

THE ADJOURNMENT PROPOSAL	19

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	19

PRICE RANGE OF SECURITIES AND DIVIDENDS	20

DESCRIPTION OF SECURITIES	21
General	21
Common stock	22
Preferred stock	22
Warrants	22
Shares eligible for future sale	23
Registration Rights	23
Delaware Anti-Takeover Law.	23

WHERE YOU CAN FIND MORE INFORMATION	24

STOCKHOLDER PROPOSALS	24

Annex I	25

i

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Q.	Why am I receiving this proxy statement?

A.
Alpha Security Group Corporation (the “Company”) is a blank check company formed in 2005 to serve as a vehicle for the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination with a then unidentified operating business.  On March 28, 2007, we completed our IPO of equity securities, raising gross proceeds of $60.0 million.  Like most blank check companies, our certificate of incorporation provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated before the termination date as defined in the certificate of incorporation.  Our certificate of incorporation provides that, upon the termination date, the Company will cause its officers to distribute the amounts in the Trust Account (inclusive of interest) to the holders of IPO Shares as soon as reasonably practicable after the termination date.  Further, our certificate of incorporation requires that after the distribution of the amounts in the Trust Account, the officers of the Company shall take such action necessary to dissolve and liquidate the Company as soon as reasonably practicable.

Specifically, our certificate of incorporation defines the “Termination Date” as the later of the following dates: 18 months after the consummation of the IPO or 24 months after the consummation of the IPO in the event that either a letter of intent, an agreement in principle or a definitive agreement to complete a Business Combination was executed but was not consummated within such 18-month period.  The Company did not consummate a qualifying business combination prior to the Termination Date.  Consequently, our board of directors believes it is in the best interests of our stockholders to take the necessary actions to return to the holders of our IPO Shares the amounts held in the Trust Account with interest (net of applicable taxes, if any).  As of March 31, 2009, approximately $60.0 million (approximately $10 per IPO Share) was in the Trust Account.  Following the Trust Account distribution, the Company intends to continue as a corporate entity, rather than dissolve, and pursue the acquisition of one or more operating companies in one or more industries not now identified.

Q.	Why is the Company proposing the Certificate of Incorporation Amendment Proposal and the Distribution Proposal?

A.
The Company was organized to serve as a vehicle for the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination with a then unidentified operating business.  Once our board of directors determined it was no longer possible to fulfill this purpose within the timeframe required by our certificate of incorporation, our board of directors determined that it was in the best interests of our stockholders to distribute the funds in our Trust Account (net of applicable taxes, if any) to the holders of the IPO Shares.  Further, our board of directors also determined that it would be in the best interests of our stockholders of our company to continue its corporate existence after the distribution of the Trust Account, rather than dissolve as required by our certificate of incorporation, and to do so with a new certificate of incorporation that would be suitable for our company as a non-blank check company.

The Company’s stockholders are being asked to approve the amendment of our certificate of incorporation to permit the Company to continue its corporate existence (rather than dissolving, as currently required by our certificate of incorporation following the distribution of the amounts in the Trust Account) and to do so with a corporate charter that does not contain blank check company-related provisions and other restrictions.  Specifically, the Certificate of Incorporation Amendment Proposal involves removing the restrictive provisions relating to the operations of the Company as a blank check company and limiting the powers and privileges conferred upon the company in the event a business combination is not consummated prior to the Termination Date.  If the Certificate of Incorporation Amendment Proposal is approved, the Company may pursue one or more operating companies in one or more industries not now identified.  See the section entitled “Background Information-Continuation of the Company Following the Distribution of the Trust Account.”  The Company’s amended and restated certificate of incorporation, as it will be filed with the Secretary of State of Delaware if the Certificate of Incorporation Amendment Proposal is approved, is attached as Annex I hereto.

Q.	If approved by stockholders, when will the Certificate of Incorporation Amendment Proposal and the Distribution Proposal become effective?

A.
If approved by the stockholders of the Company, the Certificate of Incorporation Amendment Proposal and the Distribution Proposal will become effective upon the filing of a Certificate of Amendment of the Certificate of Incorporation with the Secretary of State of Delaware, which is expected to occur shortly after stockholder approval.  Such Certificate of Amendment will not implement any proposal not approved by the stockholders.

Q.	What is being voted on?

A.
There are three proposals on which the Company’s stockholders are being asked to vote.  The first proposal involves amendments to our certificate of incorporation to (a) remove from the Third Article limitation on the powers and privileges conferred upon the Company to effecting and implementing the dissolution and liquidation of the Company, in the event a business combination is not consummated prior to the Termination Date and (b) remove the Sixth Article from the certificate of incorporation, which, among other blank check company-related restrictions, requires the Company to dissolve following distribution of the IPO Trust Account (the Certificate of Incorporation Amendment Proposal).  The second proposal is to permit the Company to distribute the assets of the Trust Account to the holders of the IPO Shares (the Distribution Proposal).  The Distribution Proposal will not be presented to stockholders at the special meeting unless the Certificate of Incorporation Amendment Proposal has already been approved.

The final proposal, the Adjournment Proposal, is to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are insufficient votes at the time of the special meeting to approve the Certificate of Incorporation Amendment Proposal and/or the Distribution Proposal.

Q.	What’s the relationship between (i) the Certificate of Incorporation Amendment Proposal, on the one hand and (ii) the Distribution Proposal on the other hand?

A.	The Distribution Proposal will not be presented to stockholders for a vote at the special meeting unless and until our stockholders approve the Certificate of Incorporation Amendment Proposal.

Q.	How are votes counted?

A.
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.  Each of the Certificate of Incorporation Amendment Proposal and the Distribution Proposal, must be approved by the affirmative vote of a majority of the outstanding shares as of the record date of the Company’s common stock, voting together as a single class.  The adoption of the Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy and voting at the special meeting, if the Adjournment Proposal is presented.

With respect to the Certificate of Incorporation Amendment Proposal and the Distribution Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.  An abstention or failure to vote will have no effect on any vote to adjourn the special meeting.  If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.  If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items.  Discretionary items are proposals considered routine under the rules of the NYSE Amex applicable to member brokerage firms.  These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions.  On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.  The Certificate of Incorporation Amendment Proposal and the Distribution Proposal may be characterized as discretionary items, although such characterization is beyond our control.  The Adjournment Proposal is definitely a discretionary item.

Q.	What is the quorum requirement?

A.
A quorum of stockholders is necessary to hold a valid meeting.  A quorum will be present if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.

Q.	Who can vote at the special meeting?

A.
Only holders of record of the Company’s common stock at the close of business on May 11, 2009 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof.  On the record date, 7,580,000 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.  If, on May 11, 2009, your shares were registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record.  As a stockholder of record, you may vote in person at the special meeting or vote by proxy.  Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.  If, on May 11, 2009, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of voting at the special meeting.  As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.  You are also invited to attend the special meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	What vote is required in order to adopt the Certificate of Incorporation Amendment Proposal and the Distribution Proposal?

A.
The adoption of each of the Certificate of Incorporation Amendment Proposal and the Distribution Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock on the record date, voting together as a single class.  If you do not vote (i.e. you “Abstain” from voting on this proposal), your action will have the same effect as an “AGAINST” vote.  Broker non-votes will have the same effect as “AGAINST” votes.

Q.	What vote is required in order to adopt the Adjournment Proposal?

A.
The adoption of the Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy and voting at the special meeting, if the Adjournment Proposal is presented.

Q.
Does the Company board of directors recommend voting for the approval of the Certificate of Incorporation Amendment Proposal, the Distribution Proposal and the Adjournment Proposal (in the event it is presented)?

A.	Yes. The Company board of directors recommends that the Company stockholders vote “FOR” each of these proposals.

Q.	How do the Company’s directors and officers intend to vote their shares?

A.
The Company’s directors and officers have advised the Company that they support the Certificate of Incorporation Amendment Proposal and the Distribution Proposal and will vote any shares held by them “FOR” them, together with the Adjournment Proposal.  Currently, the directors and officers of the Company hold 1,380,000 shares of common stock.

Q.	What interests do the Company’s directors and officers have in the approval of the proposals?

A.
The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder.  These interests include ownership of warrants that may become exercisable in the future, the possibility of future compensatory arrangements, and the possibility of participation in future financings.  See the section entitled “Background Information-Interests of the Company Directors and Officers in the Proposals.”

Q.
Since our IPO prospectus said that neither the Company nor its board of directors will propose or seek stockholder approval to amend the requirements to distribute the amount in the Trust Account and any remaining net assets and then liquidate and dissolve if we do not complete an acquisition within the time period required, what are my legal rights?

A.
You should be aware that because we stated in the IPO prospectus and the Company’s SEC filings that we would not propose or seek stockholder approval to amend the requirements to distribute the amount in the Trust Account and the remaining net assets of the Company and then liquidate and dissolve if we did not complete an acquisition within the required time period, you may have securities law claims against the Company for rescission (under which a successful claimant would have the right to receive the total amount paid for his or her securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of the security).  In general, a claim for rescission must be made by a person who purchased shares pursuant to a defective prospectus or other representation, and within the applicable statute of limitations period, which, for claims made under federal law (Section 12 of the Securities Act) and most state statutes, is one year from the time the claimant discovered or reasonably should have discovered the facts giving rise to the claim, but not more than three years from the occurrence of the event giving rise to the claim. A successful claimant for damages under federal or state law could be awarded an amount to compensate for the decrease in value of his or her shares caused by the alleged violation (including, possibly, punitive damages), together with interest, while retaining the shares. Claims under the anti-fraud provisions of the federal securities laws must generally be brought within two years of discovery, but not more than five years after occurrence.

Q.	What if I object to the Certificate of Incorporation Amendment Proposal and/or the Distribution Proposal? Do I have appraisal rights?

A.
The Company stockholders do not have appraisal rights in connection with the Certificate of Incorporation Amendment Proposal, the Distribution Proposal or the Adjournment Proposal under the Delaware General Corporation Law (“DGCL”).

Q.	What happens to the Company warrants if the Certificate of Incorporation Amendment Proposal is not approved?

A.
If the Certificate of Incorporation Amendment Proposal is not approved, the Company will be required to commence proceedings to dissolve and liquidate following distribution of the amounts in the Trust Account and your warrants will become worthless.

Q.	What happens to the Company warrants if the Certificate of Incorporation Amendment Proposal is approved?

A.
If the Certificate of Incorporation Amendment Proposal is approved, the Company will continue its corporate existence without any of the blank check company restrictions previously applicable to it and the warrants will remain outstanding in accordance with their terms.  For more information, see the sections entitled “Description of Securities” and “Background Information-Status of Outstanding Warrants Following the Special Meeting of Stockholders.”

Q.	If the Certificate of Incorporation Amendment Proposal is approved, what happens next?

A.
If the Certificate of Incorporation Amendment Proposal is approved, the Company expects to continue its existence as a corporate entity and may pursue the acquisition of one or more operating companies in one or more industries not identified in its IPO prospectus, subject to several important factors, including the availability of financing and the role and level of involvement of the Company’s current management in the Company’s post-blank check company operations.  Following the approval of the Certificate of Incorporation Amendment Proposal, we cannot assure you that we will be able to acquire an operating business or have sufficient funds to operate.  Moreover, we expect that our common stock, warrants and units will no longer be listed on the NYSE Amex, and we have no assurance that our common stock, warrants and units will be able to trade in any other established market.

Q.	What do I need to do now?

A.
The Company urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as a stockholder of the Company.  You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	How do I vote?

A.
If you are a holder of record of the Company common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting.  Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted.  You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.  You may still attend the special meeting and vote in person if you have already voted by proxy.

If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you must provide the record holder of your shares with instructions on how to vote your shares if you are not in favor of any of the proposals.  You should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company.  Simply complete and mail the proxy card to ensure that your vote is counted.  To vote in person at the special meeting, you must obtain a valid proxy from your broker, bank or other agent.  Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Q.	Can I change my vote after I have mailed my signed proxy or direction form?

A.
Yes.  You can revoke your proxy at any time prior to the final vote at the special meeting.  If you are the record holder of your shares, you may revoke your proxy in any one of three ways: (i) you may submit another properly completed proxy card with a later date; (ii) you may send a written notice that you are revoking your proxy to the Company’s corporate secretary at the address listed at the end of this section; or (iii) you may attend the special meeting and vote in person.  Simply attending the special meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Q.	What should I do if I receive more than one set of voting materials?

A.
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts.  For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares.  Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q.	Who is paying for this proxy solicitation?

A.
The Company will pay for the entire cost of soliciting proxies.  In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication.  These parties will not be paid any additional compensation for soliciting proxies.  We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q.	Who can help answer my questions?

A.	If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Alpha Security Group Corporation
328 West 77th Street, New York, New York 10024
Attn: Corporate Secretary

You may also obtain additional information about the Company from documents filed with the U.S. Securities and Exchange Commission (“SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Our forward-looking statements include, but are not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future.  In addition, any statements that refer to protections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.  The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.  Forward-looking statements in this report may include, for example, statements about our:

•	Ability to complete a combination with one or more target businesses;

•	Public securities’ limited liquidity and trading;

•	The delisting of our securities from the NYSE Amex or an inability to have our securities listed on the NYSE Amex;

•	Use of proceeds not in trust or available to us from interest income on Trust Account balance; or

•	Financial performance.

The forward-looking statements contained or incorporated by reference in this proxy statement are based on our current expectation and beliefs concerning future developments and their potential effects on us and speak only as of the date of such statement.  There can be no assurance that future developments affecting us will be those that we have anticipated.  These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including, among other things, claims by third parties against the Trust Account, unanticipated delays in the distribution of the funds from the Trust Account, the application of Rule 419 or other restrictions to future financings or business combinations involving the Company and the Company’s ability to finance and consummate acquisitions following the distribution of the funds from the Trust Account.  Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.  We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SPECIAL MEETING OF THE COMPANY STOCKHOLDERS

General

We are furnishing this proxy statement to the Company stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting of the Company stockholders to be held on May 29, 2009, and at any adjournment or postponement thereof.  This proxy statement is first being furnished to our stockholders on or about May 8, 2009 in connection with the vote on the Certificate of Incorporation Amendment Proposal, the Distribution Proposal and the Adjournment Proposal.  This document provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting.  Unless the context requires otherwise, the terms “the Company,” “we,” “us,” and “our” refer to Alpha Security Group Corporation.

Date, Time and Place

The special meeting will be held at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, on Friday, May 29, 2009, at 9:00 a.m. New York time.

Purpose of the Company Special Meeting

At this special meeting, you will be asked to consider and vote upon the following two proposals (the “Amendment and Distribution”):

•
The Certificate of Incorporation Amendment Proposal – a proposal to amend the certificate of incorporation of the Company to permit the continuance of our company as a corporation beyond the time currently specified in our certificate of incorporation without the limitations imposed at the time of its IPO.  Specifically, the proposal would be to (i) remove the proviso from the Third Article which limits the powers and privileges conferred upon the Company to effecting and implementing the dissolution and liquidation of the Company in the event a business combination is not consummated prior to the termination date and (ii) remove the Sixth Article from the certificate of incorporation, which, among other blank check company-related restrictions, requires the Company to dissolve following the distribution of the Trust Account.

•	The Distribution Proposal – a proposal to authorize the distribution of all of the assets of the Trust Account to the holders of the IPO Shares.

and

•
The Adjournment Proposal - a proposal to authorize the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are insufficient votes at the time of the special meeting to adopt the Certificate of Incorporation Amendment Proposal and/or the Distribution Proposal.

Recommendation of the Company Board of Directors

Our board of directors:

•	has approved each of the Certificate of Incorporation Amendment Proposal, the Distribution Proposal and the Adjournment Proposal; and

•	recommends that our common stockholders vote “FOR” each of the Certificate of Incorporation Amendment Proposal, the Distribution Proposal and the Adjournment Proposal (in the event it is presented).

Record Date; Who is Entitled to Vote

The record date is May 11, 2009.  On this record date, there were 7,580,000 shares of common stock outstanding and entitled to vote.  Holders of warrants are not entitled to vote at the special meeting.

The Company’s officers and directors have advised us that they support each of the proposals and intend to vote their shares “FOR” each of the Certificate of Incorporation Amendment Proposal, the Distribution Proposal and the Adjournment Proposal at the special meeting.  As of the record date, the Company’s officers and directors owned, either directly or beneficially, and were entitled to vote 1,380,000 shares, or 18.2%, of the Company’s outstanding common stock.

Quorum

A quorum will be present if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Abstentions and Non-Votes

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” will be treated as shares present for purposes of determining the presence of a quorum on all matters.  The latter will not be treated as shares entitled to vote on the matter as to which authority to vote is withheld by the broker.  If you do not give the broker voting instructions, your broker may not be able to vote your shares on the Certificate of Incorporation Amendment Proposal and the Distribution Proposal.

Vote of Our Stockholders Required

The affirmative vote of a majority of the outstanding shares of the Company’s common stock is required to adopt each of the Certificate of Incorporation Amendment Proposal or the Distribution Proposal.  If you do not vote (i.e. you “Abstain” from voting on these proposals), your action will have the same effect as an “AGAINST” vote.  Broker non-votes will have the same effect as “AGAINST” votes.

If the affirmative vote of a majority of the outstanding shares of the Company’s common stock is not obtained for the approval of the Certificate of Incorporation Amendment Proposal, the Distribution Proposal will not be presented at the special meeting for approval.

The adoption of the Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy and voting at the special meeting, if the Adjournment Proposal is presented.

Voting Your Shares

Each share of the Company common stock that you own in your name entitles you to one vote.  Your one or more proxy cards show the number of shares of our common stock that you own.  There are two ways to vote your shares of the Company common stock at the special meeting: You can vote by signing and returning the enclosed proxy card.  If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card.  If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted, as recommended by our board of directors, “FOR” the adoption of the Certificate of Incorporation Amendment Proposal, the Distribution Proposal and the Adjournment Proposal.  Votes received after a matter has been voted upon at the special meeting will not be counted.

You can attend the special meeting and vote in person.  We will give you a ballot when you arrive.  However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee.  That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify our corporate secretary in writing before the special meeting that you have revoked your proxy; or

•	you may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call our corporate secretary at (212) 877-1588.

No Additional Matters May Be Presented at the Special Meeting

This special meeting has been called only to consider the adoption of the Certificate of Incorporation Amendment Proposal, the Distribution Proposal and the Adjournment Proposal.  Under our by-laws, other than procedural matters incident to the conduct of the special meeting, no other matters may be considered at the special meeting if they are not included in the notice of the special meeting.

Proxies and Proxy Solicitation Costs

We are soliciting proxies on behalf of our board of directors.  This solicitation is being made by mail but also may be made by telephone or in person.  The Company will pay for the entire cost of soliciting proxies.  In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication.  These parties will not be paid any additional compensation for soliciting proxies.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward their proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.  We will reimburse them for their reasonable expenses.

If you grant a proxy, you may still vote your shares in person if you revoke your proxy before the special meeting.

Possible Claims Against the Company

You should be aware that because we stated in the IPO prospectus and the Company’s SEC filings that we would not propose or seek stockholder approval to amend the requirements to distribute the amount in the Trust Account and the remaining net assets of the Company and then liquidate and dissolve if we did not complete an acquisition within the required time period, you may have securities law claims against the Company for rescission (under which a successful claimant would have the right to receive the total amount paid for his or her securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of the security).  In general, a claim for rescission must be made by a person who purchased shares pursuant to a defective prospectus or other representation, and within the applicable statute of limitations period, which, for claims made under federal law (Section 12 of the Securities Act) and most state statutes, is one year from the time the claimant discovered or reasonably should have discovered the facts giving rise to the claim, but not more than three years from the occurrence of the event giving rise to the claim. A successful claimant for damages under federal or state law could be awarded an amount to compensate for the decrease in value of his or her shares caused by the alleged violation (including, possibly, punitive damages), together with interest, while retaining the shares. Claims under the anti-fraud provisions of the federal securities laws must generally be brought within two years of discovery, but not more than five years after occurrence.

BACKGROUND INFORMATION

General

We were incorporated in Delaware on April 20, 2005, as a blank check company formed to serve as a vehicle for the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination with a then unidentified operating business in the U.S. homeland security or defense industries or a combination thereof .

Initial Public Offering

A registration statement for our initial public offering, or IPO, was declared effective on March 23, 2007.  On March 28, 2007, we completed the IPO, consisting of 6,000,000 units at a price of $10.00 per unit.  Each unit consists of one share of common stock and one warrant.  Each warrant entitles the holder to purchase one share of common stock at a price of $7.50, exercisable on the later of our completion of a business combination or March 23, 2008.  The warrants expire on March 23, 2011, or earlier upon redemption.

We received total net proceeds of $58,020,000 from the IPO, taking into account $1,980,000 of underwriting fees.  Simultaneously with the consummation of the IPO, we privately sold an aggregate of 3,200,000 warrants in a private placement at a price of $1.00 per warrant, for an aggregate purchase price of $3,200,000 which was deposited in the Trust Account maintained by American Stock Transfer & Trust Company.

The IPO generated total gross proceeds of $60,000,000 to us, excluding the proceeds from the offering of the 3,200,000 warrants on a private basis.  The aggregate net proceeds of the IPO and the sale of warrants on a private basis were placed in the Trust Account.  In addition, the underwriters of the IPO agreed to defer payment of a portion of the underwriting discount equal to 3% of the gross proceeds, or $1,800,000.  This deferred amount was to be held in trust and not released until the earlier to occur of (i) the completion of our initial business combination or (ii) our liquidation, in which case such proceeds will be distributed to the public stockholders, together with all other funds held in the Trust Account.  We have asked the representatives of the underwriters to confirm that they will have no right to receive any of these deferred amounts after distribution of the Trust Account to the holders of IPO Shares.

Our certificate of incorporation requires that we take all actions necessary to liquidate in the event that we do not consummate a business combination within 18 months from the date of the consummation of our initial public offering (September 28, 2008), or 24 months from the consummation of our IPO (March 28, 2009) if certain criteria have been satisfied.

Distribution of the Trust Account

If the Distribution Proposal is approved, we will distribute to the holders of the IPO Shares, in proportion to their respective equity interests, an aggregate sum equal to the amount in the Trust Account (including the amount representing the $1,800,000 deferred portion of the underwriters’ fees, plus any interest), net of taxes payable pursuant to the trust agreement. See “Certain Other Interests in the Proposals.”  The holders of the Company’s common stock that were not issued in the Company’s IPO, including purchasers in our private placement offering, have waived their rights to participate in any distribution out of the Trust Account, but only with respect to those shares of common stock owned by them prior to the IPO.

The Company does not expect to be able to satisfy its liabilities to creditors concurrently with the payment of the distribution of assets pursuant to the Distribution Proposal due to the fact that, as of March 31, 2009, the Company had no assets outside of the Trust Account as it has expended all of its funds that had been released to it.  As of April 29, 2009, the Company had liabilities to creditors of approximately $720,000.

While the Company believes that it has paid all other liabilities that have arisen in the ordinary course of its business, no assurance can be made that additional liabilities will not arise in the future.

Under federal or state fraudulent transfer laws and the voidable preference provisions of the federal bankruptcy code, if a court were to find that, at the time the distribution was effected, we paid the amounts from the Trust Account either (i) with the intent of hindering, delaying or defrauding current or future creditors, or (ii) at a time when we were insolvent and within 90 days prior to a filing of a bankruptcy petition against the Company, such court could require the repayment of such amounts to the Company.  While we do not believe that the funds in the Trust Account are generally available to the creditors of the Company and therefore would not be considered to be assets of the Company in any bankruptcy or insolvency proceeding, there can be no assurance that any creditor of ours or a court considering the matter would agree with this position.  In addition, the payment of such amounts are clearly within the ordinary course of our business and do not involve any discretionary action on our part.  Nevertheless, there a risk that the fact that the liabilities of the Company at the time of the distribution exceed its assets could lead to a court to subsequently require all or a portion of such distribution to be returned to the Company.

Continuation of the Company Following the Distribution of the Trust Account

General

The purpose of the Certificate of Incorporation Amendment Proposal is to permit the Company to continue its corporate existence (rather than dissolving, as currently required by our certificate of incorporation following the distribution of the amounts in the Trust Account) and to do so with a corporate charter that does not contain blank check company-related provisions and other restrictions.  Specifically, the Certificate of Incorporation Amendment Proposal includes removing the restrictive provisions relating to the operations of the Company as a blank check company.

Future Acquisition Plans

If the Certificate of Incorporation Amendment Proposal is approved, the Company intends to pursue the acquisition of one or more operating companies in one or more industries not now identified, subject to several important factors, including the availability of financing and the role and level of involvement of the Company’s current board of directors and management in the Company’s post-blank check company operations.  We cannot assure you that we will be able to acquire an operating business.  As an alternative, the Company might seek to obtain value from its status as a public shell through a sale to or combination with an operating company seeking such status as a means of “going public.”  As of the date of this proxy statement, the Company has no arrangements in place with any acquisition candidates and will not engage in more active identification and pursuit of potential acquisitions unless and until our stockholders approve the Certificate of Incorporation Amendment Proposal at the special meeting.

In the event that the Company enters into a definitive agreement to acquire an operating company, we believe the acquisition would not necessarily require stockholder approval, even if it constituted a change in control of the Company, provided that the Company’s common stock is not then listed on a national exchange and the acquisition is structured so as not to require a stockholder vote under the Delaware General Corporation Law (“DGCL”).  Accordingly, you may not be entitled to vote on any future acquisitions by the Company.

Need for Additional Capital

The board of directors anticipates that the Company will need to raise capital to fund ongoing operations, repay its current liabilities, including the compliance cost of continuing to remain a public reporting company, and to fund the acquisition of an operating business in the event the proposals in this proxy statement are approved.  We expect to receive a tax refund later in 2009 that will be used to pay liabilities of the Company which, as of April 29, 2009, were approximately $720,000.

The Company does not currently have any specific capital-raising plans.  We may seek to issue debt or equity securities, including preferred securities for which we may determine the rights and designations, common stock, warrants, equity rights, convertibles notes and any combination of the foregoing.  Any such offering may take the form of a private placement, public offering, rights offering, other offering or any combination of the foregoing at fixed or variable market prices or discounts to prevailing market prices.  We cannot assure you that we will be able to raise sufficient capital on favorable, or any, terms.  The issuance of debt securities will not be, and we believe that the issuance of equity securities in such a financing will not be, subject to stockholder approval if the Company’s common stock is not then listed on a national exchange.  Accordingly, you may not be entitled to vote on any future financing by the Company.  Moreover, stockholders have no preemptive or other rights to acquire any securities that the Company may issue in the future.

If the Company is deemed to be “blank check company” for the purposes of the federal securities laws, regulatory restrictions that are more restrictive than those currently set forth in the Company’s certificate of incorporation may apply to any future public offerings by the Company.  For more information, see the section below entitled “-Potential Application of Rule 419 under the Securities Act to Future Public Offerings.”

Possible Status as “Shell Company” under the Federal Securities Laws

Following stockholder approval of the Certificate of Incorporation Amendment Proposal and the Trust Account distribution, we may be deemed a “shell company” under the federal securities laws.  A “shell company” is a public reporting company that has no or nominal assets (other than cash), and no or nominal operations.  Shell companies are subject to certain special rules under the federal securities laws, including:

•	specific disclosure requirements on Form 8-K upon the consummation of a transaction that effects a change in control or changes the shell company into a non-shell company, as discussed further below;

•
limitations in the use of certain short-form registration statements under the Securities Act while a shell company, including Form S-8 registration statements used in connection with employee benefit plans;

•	ineligibility for certain streamlined procedures and publicity rules in connection with public offerings while a shell company and for a period of three years thereafter; and

•	unavailability of the resale provisions of Rule 144 of the Securities Act until one year following the filing with the SEC of certain extensive information.

In addition, we may be deemed a “blank check company” under the federal securities laws, which could result in restrictions on any future public offerings of our securities, as further described below.

Potential Application of Rule 419 under the Securities Act to Future Public Offerings

Depending on the timing and nature of our future capital-raising activities, we could become subject to even more onerous restrictions regarding the handling of any future public offering proceeds than those set forth in our current certificate of incorporation regarding the proceeds of our IPO.  Following the amendment of our certificate of incorporation and the distribution of the amounts in the Trust Account, we may be deemed a “blank check company” for the purposes of Rule 419 promulgated under the Securities Act of 1933 (the “Securities Act”).  Rule 419 imposes strict restrictions on the handling of the proceeds received, and securities issued, in an offering registered under the Securities Act by a “blank check company” as defined in Rule 419, including a mandatory escrow of the offering proceeds, a process of stockholder “reconfirmation” when a business combination is announced and a ban on the trading of the securities sold, pending the consummation of a business combination, which must occur within 18 months of the offering.  Rule 419 defines a “blank check company” as:

•
a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and

•	issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act.

There are several bases on which exemptions from the application of Rule 419 exist, including raising capital through a private offering exempt from registration under the Securities Act, raising net proceeds in excess of $5 million in a public offering that is a firm commitment underwritten offering and raising capital in a public offering in connection with the acquisition of an identified company.  Although the Company intends to conduct any future capital raising in a manner that is exempt from Rule 419, there can be no assurances that any future capital raising transactions will qualify for such an exemption.

Quotation on the NYSE Amex

The Company’s outstanding common stock, warrants and units are currently quoted on the NYSE Amex. Following stockholder approval of the distribution of the amounts in the Trust Account, we believe that our common stock, warrant and units will no longer be listed on the NYSE Amex. In such event, we will try to have them quoted on the OTC Bulletin Board. However, there is no certainty that we will be able to accomplish this. To trade on the OTC Bulletin Board, the Company must continue to timely file public reports. Concurrent with the IPO, the Company filed a registration statement on Form 8-A with the SEC registering the units, the common stock, and the warrants under Section 12(b) of the Exchange Act. While such registration is in effect, the Company is a reporting company under the federal securities laws. At this time, the Company has no intention of seeking to deregister its common stock, warrant or units under the Exchange Act and plans to continue to file public reports as long as such registration is in effect. Nonetheless, we cannot assure you that our common stock, warrants or units will remain listed on the NYSE Amex or be eligible for quotation on the OTC Bulletin Board.

Status of Outstanding Warrants Following the Special Meeting of Stockholders

If the Certificate of Incorporation Amendment Proposal is not approved, the Company will be required to commence proceedings to dissolve and liquidate following distribution of the amounts in the Trust Account, and your warrants will become worthless.  If the Certificate of Incorporation Amendment Proposal is approved, the Company will continue its corporate existence without any of the blank check company restrictions contained in its certificate of incorporation that were previously applicable to it and the warrants will remain outstanding in accordance with their terms.  It is the Company’s position that the outstanding warrants become exercisable upon the consummation of a business combination, as described in the Company’s IPO registration statement, but that because the time period to consummate such a business combination has expired, the warrants are no longer exercisable.  Outstanding warrants may adversely affect the ability of the Company to attract new investors or otherwise obtain financing and may make it more difficult to effect future acquisitions.  For information about the warrants, see the section entitled “Description of Securities.”

Interests of the Company Directors and Officers in the Proposals

When you consider the recommendations of the Company’s board of directors in favor of the proposals, you should keep in mind that the Company’s pre-IPO stockholders, directors and officers (“the Company Inside Stockholders”) have interests in the proposals that may be different from, or in addition to, your interests as a stockholder.

Shares Held by the Company Inside Stockholders

If the Certificate of Incorporation Amendment Proposal is not approved, the Company will be required to commence proceedings to dissolve and liquidate following distribution of the amounts in the Trust Account.  There will be no distribution from the Trust Account with respect to the Company’s pre-IPO stockholders’ securities, which would expire worthless if the Certificate of Incorporation Amendment Proposal in not approved.  Management believes that these shares of common stock have no meaningful value in view of the anticipated extremely minimal trading value of the shares after the distribution of the Trust Account.  For more information about the outstanding warrants, see the sections entitled “Description of Securities” and “- Status of Outstanding Warrants Following the Special Meeting of Stockholders.”

Compensatory Arrangements for Board of Directors and Management

At this time, the board of directors has not determined the initial composition of the board or management following stockholder approval of the Certificate of Incorporation Amendment Proposal and the Trust Account distribution.  The Company currently has made no determinations regarding the compensation it will pay its directors or officers following stockholder approval of the Certificate of Incorporation Amendment Proposal and the Trust Account distribution.

Officer and Director Liability

Steven M. Wasserman, our Chief Executive Officer, President and Co-Chairman of our board of directors and Robert Blaha, our Chief Management Officer, Executive Vice President and a director have each agreed, pursuant to a letter agreement with us and the representatives, that if we liquidate prior to the consummation of a business combination, they will be personally liable for claims brought by a provider of services or products, a lender or a prospective target business if such person or entity does not provide a valid and enforceable waiver to rights or claims to the Trust Account so as to ensure that the proceeds in the Trust Account are not reduced by the claims of such persons that are owed money by us.  In addition, our board of directors would have a fiduciary obligation to our stockholders to bring a claim against Messrs. Wasserman and Blaha to enforce their liability obligation.  None of these two individuals will be personally liable to pay any of our debts and obligations except as provided above.  Accordingly, the actual per-share amount distributed following approval of the Distribution Proposal could be less than the pro rata share of the Trust Account otherwise payable to holders of IPO Shares ($10.00 per unit) due to claims of creditors.

The Company does not expect be able to satisfy its liabilities to creditors concurrently with the payment of the distribution of assets pursuant to the Distribution Proposal due to the fact that, as of March 31, 2009, the Company had no assets outside of the Trust Account as it has expended all of its funds that had been released to it.  As of April 29, 2009, the Company had liabilities to creditors of approximately $720,000.

Potential Interests of the Company Inside Stockholders in Future Financings and Acquisitions

Following stockholder approval of the Certificate of Incorporation Amendment Proposal and the Trust Account distribution, the Company will operate without the blank check company restrictions that are currently set forth in our certificate of incorporation.  The board of directors anticipates that the Company will need to raise capital to fund ongoing operations, including the compliance cost of continuing to remain a public reporting company, and to fund the acquisition of an operating business.  Such a financing may involve existing investors and/or new investors, including officers and directors of the Company.  Further, any operating business which the Company may acquire following stockholder approval of the Certificate of Incorporation Amendment Proposal, may be affiliated, or have some relationship with, one of our existing officers and directors.

In connection with the IPO, each of our officers and directors signed an agreement with Maxim Group LLC, the representative of the underwriters in our IPO (the “Representative”), that the Company would not consummate a business combination with an affiliated entity without an opinion from an independent investment banking firm reasonably acceptable to the Representatives that the business combination is fair to the Company’s stockholders from a financial perspective.  The continued applicability of this provision following the stockholder approval of the Certificate of Incorporation Amendment Proposal and the Trust Account distribution is unclear, but we have asked the Representative to confirm that such provision would not apply following stockholder approval of the Certificate of Incorporation Amendment Proposal.  In such circumstances, we would anticipate that the board of directors will take such action as is consistent with its fiduciary duties to stockholders.

Other Agreements of the Company Inside Stockholders

Our pre-IPO stockholders, officers and directors are confirming with the Company and the Representative the termination and inapplicability after distribution of the Trust Account contemplated by the Distribution Proposal of their agreements (i) not to transfer any of the securities of the Company they acquired prior to the IPO until one year after the Company completes its initial business combination, and (ii) to vote in the Company’s initial business combination the shares of common stock they acquired prior to the IPO in accordance with the majority of the IPO Shares.

Certain Other Interests in the Proposals

In addition to the interests of our directors and officers in the proposals, you should keep in mind that certain individuals promoting the proposals and/or soliciting proxies on behalf of the Company have interests in the proposals that may be different from, or in addition to, your interests as a stockholder.  The underwriters in the IPO agreed to defer payment of a portion of the underwriting discount equal to 3% of the gross proceeds, or $1,800,000.  This amount will be held in trust and not released until the earlier to occur of (i) the completion of our initial business combination or (ii) our liquidation, in which case such proceeds will be distributed to the public stockholders, together with all other funds held in the Trust Account.  We have asked the underwriter to forfeit any rights to or claims against such proceeds because a business combination was not timely completed.

PROPOSAL ONE – THE CERTIFICATE OF INCORPORATION AMENDMENT PROPOSAL

The Company is proposing to eliminate the blank check company-related provisions, including the Sixth Article of the Company’s certificate of incorporation and the limitation on the powers and privileges of the Company if a business combination is not consummated prior to the Termination Date in the Third Article of the Company’s certificate of incorporation.

The Company’s certificate of incorporation requires us to dissolve and liquidate the Company as soon as reasonably practicable after the Trust Account distribution.  In the judgment of our board of directors, the elimination of blank check company restrictions proposal is desirable because it removes the requirement to dissolve the Company and allows it to continue as a corporate entity.  Additionally, the Sixth Article relates to the operation of the Company as a blank check company prior to the Trust Account distribution or consummation of a qualifying business combination.  Among the Sixth Article’s sections, it requires that IPO proceeds be held in the Trust Account until a business combination or liquidation of the Company has occurred and also requires that the terms of a proposed business combination be submitted for approval by the Company’s stockholders.  These provisions would restrict the Company’s ability to pursue the acquisition of one or more operating companies and related financings after the distribution of the Trust Account to the holders of the Common stock.  See “SPECIAL MEETING OF THE COMPANY STOCKHOLDERS -- Possible Claims Against the Company.”

The adoption of the Certificate of Incorporation Amendment Proposal will require the affirmative vote of a majority of the outstanding shares of the Company’s common stock on the record date.

The board of directors recommends a vote FOR approval of the adoption of the Certificate of Incorporation Amendment Proposal.

PROPOSAL TWO – THE DISTRIBUTION PROPOSAL

The Company is proposing to distribute all of the assets of the Trust Account of the Company to the holders of the IPO Shares.

The Company’s trust agreement contemplates that the Company will be dissolved and liquidated as soon as practicable after distribution of the Trust Account.  In the judgment of our board of directors, the authorization of the distribution of Trust Account assets together with the approval of the Certificate of Incorporation Amendment Proposal is desirable because it permits the Company to distribute the assets of the Trust Account and then continue operating the Company without any requirement to liquidate or dissolve the Company.

As of March 31, 2009, approximately $60.0 million (approximately $10 per IPO Share) was in the Trust Account.  Distribution of the Trust Account to the holders of IPO Shares following approval of the Distribution Proposal would provide such holders with all amounts in the Trust Account, but would not give them any other assets of the Company that would be available to them after satisfaction of all of the Company’s obligations upon a liquidation and dissolution.  The Company does not expect to be able to satisfy its liabilities to creditors concurrently with the payment of the distribution of assets pursuant to the Distribution Proposal due to the fact that, as of March 31, 2009, the Company had no assets outside of the Trust Account as it has expended all of its funds that had been released.  We expect to receive a tax refund later in 2009 that will be used to pay liabilities of the Company which, as of April 29, 2009, were approximately $720,000.

The adoption of the Distribution Proposal will require the affirmative vote of a majority of the outstanding shares of the Company’s common stock on the record date.

The board of directors recommends a vote “FOR” approval of the adoption of the Distribution Proposal.

Material U.S. Federal Income Tax Consequences of the Distribution Proposal

The following discussion is a general summary of the material U.S. federal income tax consequences of the distribution of the assets of the Trust Account to U.S. stockholders pursuant to the Distribution Proposal. This discussion applies only to stockholders (referred to herein as “U.S. stockholders”) who are “United States persons,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), and who hold each of their shares of stock in the Company as a “capital asset,” as defined in Section 1221 of the Code. This discussion does not purport to be a complete analysis of all of the potential tax effects of the Distribution Proposal. This discussion does not address the tax considerations applicable to particular stockholders based on their individual circumstances, or to particular categories of stockholders subject to special treatment under certain U.S. federal income tax laws (such as dealers in securities, banks, insurance companies, tax-exempt entities, mutual funds, and foreign persons). In addition, this discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold stock through such entities. This discussion also does not address any aspect of U.S. federal non-income tax laws, such as gift or estate tax laws, or state, local or non-U.S. tax laws.

The discussion is based upon the Code, U.S. Treasury Department regulations promulgated thereunder, published rulings of the Internal Revenue Service (“IRS”), and judicial decisions now in effect. These authorities are subject to change or differing interpretations, possibly on a retroactive basis.

The Company has not sought, and will not seek, a ruling from the IRS or an opinion of counsel as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

Because of the complexity of the tax laws and because the tax consequences to the Company or any particular stockholder may be affected by matters not discussed herein, each stockholder is urged to consult with its tax advisors with respect to the specific tax consequences to such stockholder in connection with the Distribution Proposal, including tax reporting requirements, the applicability and effect of federal, state, local, non-U.S. and other tax laws and the effect of any proposed changes in the tax laws.

Tax Consequences to U.S. Stockholders Who Receive Distributions from the Trust Account

The distribution of the assets of the Trust Account pursuant to the Distribution Proposal likely will be treated as a non-liquidating distribution for U.S. federal income tax purposes. In such event, any such distribution to the U.S. stockholders should be treated as a dividend for U.S. federal income tax purposes to the extent paid from the current or accumulated earnings and profits of the Company. The portion of such distribution in excess of such current and accumulated earnings and profits should constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. stockholder’s adjusted tax basis in the shares of our common stock held by such stockholder. Any remaining excess should be treated as gain from the sale or other taxable disposition of the common stock. In general, a U.S. stockholder should treat any gain recognized upon a sale or other taxable disposition of our common stock as capital gain. Any such capital gain should be long-term capital gain if the U.S. stockholder’s holding period for the common stock so disposed of exceeds one year. Long-term capital gain recognized by a non-corporate U.S. stockholder generally should be subject to a maximum tax rate of 15% for tax years beginning before January 1, 2011, after which the maximum long-term capital gains tax rate is scheduled to increase to 20%.  If a U.S. stockholder is required to return to the Company all or any portion of any distribution made to such stockholder in a taxable year subsequent to the taxable year of such distribution, such payment would likely result in an adjustment to the tax basis in the shares of our common stock held by such stockholder (and, in certain circumstances, may result in a deduction and/or a capital loss).  U.S. stockholders are urged to consult their own tax advisors regarding this issue.

Any dividends we pay to a U.S. stockholder that is treated as a taxable corporation for U.S. federal income tax purposes generally should qualify for the dividends-received deduction if the applicable holding period and other requirements are satisfied. If any such dividend were characterized as an “extraordinary dividend” for U.S. federal income tax purposes, a portion of such dividend may result in a reduction of the adjusted tax basis of such corporate stockholder in its shares of our common stock (or possibly gain to such stockholder). With certain exceptions, if the applicable holding period and other requirements are satisfied, dividends we pay to a non-corporate U.S. stockholder should constitute “qualified dividends” that should be subject to tax at the maximum tax rate accorded to long-term capital gains for tax years beginning before January 1, 2011, as discussed above. It is not entirely clear, however, whether the conversion rights with respect to our common stock, as described in our IPO registration statement, may suspend the running of the applicable holding period of a U.S. stockholder in its common stock for the purposes of the dividends-received deduction or the capital gains tax rate on qualified dividends. As a result, U.S. stockholders are urged to consult their own tax advisors regarding this issue.

Backup Withholding

Unless a U.S. stockholder complies with certain reporting and/or Form W-9 certification procedures or is an exempt recipient under applicable provisions of the Code and Treasury Regulations, such stockholder may be subject to backup withholding tax with respect to any cash distributions received from the Company. The backup withholding tax is currently imposed at a rate of 28%. If backup withholding applies, the amount withheld is not an additional tax, but generally should be allowed as a credit against the stockholder’s U.S. federal income tax liability and may entitle the stockholder to a refund, provided that certain required information is timely furnished to the IRS. Stockholders are urged to consult with their own tax advisors regarding the application of backup withholding and the availability of and procedure for obtaining an exemption from backup withholding in their particular circumstances.

THE ADJOURNMENT PROPOSAL

In the event there are not sufficient votes at the time of the special meeting to adopt the Certificate of Incorporation Amendment Proposal and/or the Distribution Proposal, the board of directors may submit a proposal to adjourn the special meeting to a later date, or dates, if necessary, to permit further solicitation of proxies.

The adoption of the Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy and voting at the special meeting, if the Adjournment Proposal is presented.

The board of directors recommends a vote FOR adoption of the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of April 15, 2009, by:

•
each person known by us, as a result of such person’s public filings with the SEC and the information contained therein, to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our officers and directors; and

•	all of our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the sponsor warrants or our other outstanding warrants, as we do not believe that these warrants will become exercisable within 60 days of April 15, 2009.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Common Stock
Steven M. Wasserman (1) (2)	830,000	10.9%
Robert B. Blaha (2)	400,000	5.3%
Gary E. Johnson (2)	50,000	*
Carol A. DiBattiste (2)	50,000	*
Ronald R. Fogleman (2)	50,000	*
HBK Investments L.P., HBK Services LLC, HBK Partners II L.P., HBK Management LLC and HBK Master Fund L.P. (3)	757,900	10.0%
Fir Tree Value Master Fund, L.P., Fir Tree, Inc. and Fir Tree Capital Opportunity Master Fund, L.P. (4)	750,000	9.9%
Polar Securities Inc. and North Pole Capital Master Fund (5)	497,900	6.6%
Wolverine Convertible Arbitrage Fund, Ltd. (6)	396,875	5.2%
Azimuth Opportunity, Ltd. (7)	392,000	5.2%
All directors and executive officers as a group (5 individuals)	1,380,000	18.2%
__________________

 *less than one (1%) percent

 (1) Includes 80,000 shares of the Company’s common stock owned by Tukwila Group LLC, an entity in which Mr. Wasserman is the sole manager and equity holder and has sole voting and dispositive power with respect to such shares and reflects the redemption in September 2006 of 20,000 shares of the Company’s common stock previously owned by Tukwila Group LLC.

 (2) The business address for each of our directors and officers, is c/o Alpha Security Group Corporation, 328 West 77th Street, New York, New York 10024.

 (3) Based on information contained in a Schedule 13G/A filed by HBK Investments L.P., HBK Services LLC, HBK Partners II L.P., HBK Management LLC and HBK Master Fund L.P. on February 5, 2008. HBK Investments L.P. has delegated discretion to vote and dispose of the Company’s common stock held by it to HBK Services LLC (“Services”). Services may, from time to time, delegate discretion to vote and dispose of the shares of the Company’s cCommon stock to HBK New York LLC, HBK Virginia LLC, HBK Europe Management LLP, and/or HBK Hong Kong Ltd. (collectively, the “Subadvisors”). Each of Services and the Subadvisors is under common control with HBK Investments L.P. Jamiel A. Akhtar, Richard L. Booth, David C. Haley, Lawrence H. Lebowitz, and William E. Rose are each managing members of HBK Management LLC. The business address of HBK Investments L.P., HBK Services LLC, HBK Partners II L.P., HBK Management LLC and HBK Master Fund L.P. is 300 Crescent Court, Suite 700, Dallas, Texas 75201.

PRICE RANGE OF SECURITIES AND DIVIDENDS

Our equity securities trade on the NYSE Amex.  Each of our units consists of one share of common stock and one warrant and trades on the NYSE Amex under the symbol “HDS.U.”  On June 14, 2007, the common stock and warrants included in the units began to trade separately. Those units not separated will continue to trade on the NYSE Amex under the symbol “HDS.U,” and each of the common stock and warrants trade on the NYSE Amex under the symbols “HDS” and “HDS.WS,” respectively. We expect that our securities would be de-listed if the Distribution Proposal is approved.  See “BACKGROUND INFORMATION -- Quotation on the NYSE Amex.”

Each warrant entitles the holder to purchase one share of our common stock at a price of $7.50.  Each warrant will become exercisable on the later of our completion of a business combination or March 23, 2008 and will expire on March 23, 2011, or earlier upon redemption.

The following table sets forth, for the periods indicated, the high and low closing sales prices of our units and common stock as reported on the NYSE Amex.  Prior to March 23, 2007, there was no established trading market for our securities.

Quarter Ended	Units		Common Stock
	High	Low	High	Low
2009
June 30, 2009 (through April 24)	$9.85	$9.85	$9.95	$9.90
March 31, 2009	9.91	9.75	9.99	9.70
2008
December 31, 2008	9.65	9.35	9.80	9.30
September 30, 2008	10.20	9.61	9.75	9.52
June 30, 2008	10.25	9.61	9.70	9.42
March 31, 2008	10.20	9.90	9.55	9.35
2007
December 31, 2007	10.30	10.06	9.40	9.25
September 31, 2007	10.65	10.15	9.42	9.26
June 30, 2007	10.58	9.83	9.40	9.31
March 31, 2007 (1)	10.00	9.82	-	-

(1) Represents the high and low sale prices for our units from our initial public offering on March 23, 2007 through March 31, 2007.

Holders of Common Equity

On May 4, 2009, there was 1 holder of record of our units, 5 holders of record of our warrants and 11 holders of record of our common stock.  Such numbers do not include beneficial owners holding shares, warrants or units through nominee names.

Dividends

We have not paid any dividends on our common stock to date and we do not intend to pay cash dividends prior to the consummation of a business combination (however, we do expect to distribute proceeds of the Trust Account if the Distribution Proposal is approved).  After we complete a business combination, the payment of dividends will depend on our revenues and earnings, if any, capital requirements and general financial condition.  The payments of dividends after a business combination will be within the discretion of our then-board of directors.  Our board of directors currently intends to retain any earnings for use in our business operations, and, accordingly, we do not anticipate the board declaring any dividends in the foreseeable future (however, we do expect to distribute proceeds of the Trust Account if the Distribution Proposal is approved).

DESCRIPTION OF SECURITIES

General

We are authorized to issue 30,000,000 shares of common stock, par value $.0001 per share, and 1,000,000 shares of preferred stock, par value $.0001 per share.  As of the Record Date, 7,580,000 shares of common stock are outstanding, held by 11 record holders.  No shares of preferred stock are currently outstanding.

Common stock

As of the Record Date, we have 7,580,000 shares of common stock outstanding.  Our stockholders are entitled to one vote for each share held of record on all matters to be voted on by stockholders.

Preferred stock

Our certificate of incorporation, as amended, authorizes the issuance of 1,000,000 shares of blank check preferred stock with such designation, rights and preferences as our board of directors may determine from time to time.  No shares of preferred stock have been issued or registered.  Accordingly, our board of directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of common stock.  We may issue some or all of the preferred stock to effect a business combination.  In addition, the preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of us.  Although we do not currently intend to issue any shares of preferred stock, we cannot assure you that we will not do so in the future.

Warrants

We currently have 9,200,000 outstanding warrants. Each warrant entitles the holder to purchase one share of our common stock at a price of $7.50.  Each warrant will become exercisable on the later of our completion of a business combination or March 23, 2008 and will expire on March 23, 2011, or earlier upon redemption.  The warrants are redeemable by us, at a price of $.01 per warrant upon 30 days’ notice after the warrants become exercisable, only in the event that the last sale price of the common stock is at least $14.25 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given.

The warrants were issued in registered form under a warrant agreement between American Stock Transfer & Trust Company, as warrant agent, and us.  We may not call the warrants for redemption at any time an effective registration statement covering the warrant exercise is unavailable.  You are urged to review a copy of the warrant agreement, which was filed as an exhibit to the registration statement in connection with our initial public offering, for a complete description of the terms and conditions applicable to the warrants.

The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances, including in the event of a stock dividend, or our recapitalization, reorganization, merger or consolidation.  However, the warrants will not be adjusted for issuances of common stock at a price below their respective exercise prices.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified check payable to us, for the number of warrants being exercised.  The warrant holders do not have the rights or privileges of holders of common stock, including any voting rights until they exercise their warrants and receive shares of common stock.  After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

No warrants will be exercisable unless at the time of exercise a prospectus relating to common stock issuable upon exercise of the warrants is current and the common stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants.  Under the terms of the warrant agreement, we have agreed to meet these conditions and use our best efforts to maintain a current prospectus relating to common stock issuable upon exercise of the warrants until the expiration of the warrants.  However, we cannot assure you that we will be able to do so.  The warrants may be deprived of any value and the market for the warrants may be limited if the prospectus relating to the common stock issuable upon the exercise of the warrants is not current or if the common stock is not qualified for sale as a result of the Company’s registering such shares, or unless the shares are exempt from qualification in the jurisdictions in which the holders of the warrants reside.

No fractional shares will be issued upon exercise of the warrants.  If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round up or down to the nearest whole number the number of shares of common stock to be issued to the warrant holder.

Shares eligible for future sale

As of the record date, we had 7,580,000 shares of common stock outstanding.  Of these shares, 6,000,000 shares are freely tradable without restriction or further registration under the Securities Act, except for any shares purchased by one of our affiliates within the meaning of Rule 144 under the Securities Act.  All of the remaining 1,580,000 shares are restricted securities under Rule 144, in that they were issued in private transactions not involving a public offering. None of those are currently eligible for sale under Rule 144.

“Restricted” shares must generally be sold in accordance with the requirements of Rule 144 under the Act.  Effective February 14, 2008, the SEC revised Rule 144.  In general, under Rule 144 as revised, six months must have elapsed since the later of the date of acquisition of restricted shares from the Company or any affiliate of the Company.  After the six-month holding period has run, holders who are not affiliates of the Company may sell all or any portion of their shares so long as the Company is current in its SEC filings, and after the running of a one-year holding period, they may sell regardless of whether or not the Company is current in its SEC filings.  After the six-month holding period has run, holders of restricted securities who are affiliates of the Company are entitled to sell within any three-month period such number of restricted or control shares that does not exceed the greater of 1% of the then outstanding shares or (so long as the Company’s securities are still listed on a national exchange, and if greater) the average weekly trading volume of shares during the four calendar weeks preceding the date on which notice of the sale is filed with the Commission.  Sales by affiliates under Rule 144 are also subject to certain restrictions on the manner of selling, notice requirements and the availability of current public information about the Company.  Notwithstanding the preceding, based on possible interpretations of the revised Rule 144, the Company believes that, because the Company is a “shell” company, all of the Company’s currently outstanding shares held by affiliates must be held for a period of one year after the filing with the SEC of extensive information that the Company is no longer a “shell” company before these shares may be sold pursuant to Rule 144.

Registration Rights

The holders of our 1,580,000 issued and outstanding shares of common stock prior to the IPO are entitled to registration rights covering the resale of their shares and the resale of their warrants and shares acquired upon exercise of their warrants.  The holders of the majority of these shares are entitled to make up to two demands that the Company register these shares.  In addition, our pre-IPO stockholders have certain “piggy-back” registration rights on registration statements filed subsequent to the date on which these securities are released from the restrictions imposed by the lock-up agreements.  We will bear the expenses incurred in connection with the filing of any such registration statements.

Delaware Anti-Takeover Law

We are subject to the provisions of Section 203 of the Delaware General Corporation Law regulating corporate takeovers.  This section prevents certain Delaware corporations, under certain circumstances, from engaging in a “business combination” with:

•	a stockholder who owns 15% or more of our outstanding voting stock (otherwise known as an “interested stockholder”);

•	an affiliate of an interested stockholder; or

•	an associate of an interested stockholder,

for three years following the date that the stockholder became an interested stockholder.  A “business combination” includes a merger or sale of more than 10% of our assets.  However the above provisions of Section 203 do not apply if:

•	our board of directors approves the transaction that made the stockholder an “interested stockholder,” prior to the date of the transaction;

•
after the completion of the transaction that resulted in the stockholder becoming an interested stockholder, that stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, other than statutorily excluded shares; or

•
on or subsequent to the date of the transaction, the business combination is approved by our board of directors and authorized at a meeting of our stockholders, and not by written consent, by an affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

This statute could prohibit or delay mergers or other change in control attempts, and thus may discourage attempts to acquire us.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act.  You may read and copy reports, proxy statements and other information filed by the Company with the SEC at the SEC public reference room located at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.  You may access information regarding the Company at the SEC web site containing reports, proxy statements and other information at: http://www.sec.gov.  Information and statements contained in this proxy statement are qualified in all respects by reference to the relevant annex to this proxy statement.  Only one proxy statement is being delivered to multiple security holders who share an address.  However, if you would like an additional separate copy, please contact us at the address set forth below and an additional copy will be sent to you free of charge.  If you would like additional copies of this document or if you have questions about the proposals, you should contact via phone or in writing:

Alpha Security Group Corporation
328 West 77th Street, New York, New York 10024
Attn: Corporate Secretary

STOCKHOLDER PROPOSALS

Stockholders wishing to submit proposals for consideration by the Company’s board of directors at the Company’s next Annual Meeting of Stockholders should submit them in writing to the attention of the President of the Company a reasonable time before the Company begins to print and mail its proxy materials, so that the Company may consider such proposals for inclusion in its proxy statement and form of proxy for that meeting.  The Company does not now have any definitive plans regarding the possible date of its next Annual Meeting.

By order of the Board of Directors

New York, NY
May , 2009	/s/ Steve Wasserman
Steve Wasserman
Co-Chairman of the Board of Directors, Chief Executive Officer and President

Annex I

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
ALPHA SECURITY GROUP CORPORATION

PURSUANT TO SECTION 242 OF THE
DELAWARE GENERAL CORPORATION LAW

ALPHA SECURITY GROUP CORPORATION, a corporation existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

1. The name of the Corporation is “Alpha Security Group Corporation”.

2. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on April 20, 2005 as Alpha Security Group Corporation, amended and restated on June 24, 2005, amended and restated on September 15, 2006 and amended and restated on January 16, 2007 and amended and restated on February 7, 2007.

3. This Amendment was duly approved by the Board of Directors and stockholders of the Corporation in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware (“DGCL”).

4. Article THIRD is hereby amended and restated in its entirety as follows:

THIRD: Subject to the immediately succeeding sentence, the purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the GCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges which are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.

5. Article SIXTH is hereby deleted in its entirety.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Steve Wasserman, its Chief Executive Officer, as of the          day of             , 2009.

By:
Steve Wasserman
Co-Chairman of the Board of Directors, Chief Executive Officer and President

ALPHA SECURITY GROUP CORPORATION
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 29, 2009

The undersigned hereby appoints Steven M. Wasserman as proxy of the undersigned, with full power of substitution, to vote all of the shares of stock of Alpha Security Group Corporation (hereinafter, the “company”) that the undersigned may be entitled to vote at the company’s Special Meeting to be held to be held at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154 on May 29, 2009 at 9:00 a.m., New York time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions.

IF YOU DO NOT RETURN YOUR PROXY CARD WITH AN INDICATION OF HOW YOU WISH TO VOTE, IT WILL HAVE THE SAME EFFECT AS A VOTE “AGAINST” THE PROPOSED AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION AND THE DISTRIBUTION PROPOSAL.  FAILURE TO VOTE WITH RESPECT TO THE ADJOURNMENT PROPOSAL WILL HAVE NO EFFECT ON THIS PROPOSAL, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT.

IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS.  IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS.  EACH OF THE DIRECTORS AND OFFICERS OF ALPHA SECURITY GROUP CORPORATION WILL RETURN AN UNMARKED PROXY WITH DIRECTIONS TO VOTE THEIR RESPECTIVE SHARES “FOR” ALL OF THE PROPOSALS.

(continued and to be signed on reverse)

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS BELOW.

1. Proposal to amend the company’s certificate of incorporation.

☐FOR	☐AGAINST	☐ABSTAIN

2. Proposal to approve the distribution of the assets of the Trust Account to the holders of the IPO Shares.

☐FOR	☐AGAINST	☐ABSTAIN

ADJOURNMENT PROPOSAL

Proposal to the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are insufficient votes at the time of the special meeting to approve any or all of the other two proposals.

☐FOR	☐AGAINST	☐ABSTAIN

DATE: ___________________, 2009
Signature

PLEASE MARK SIGN DATE AND RETURN THE PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE	Signature if held jointly

Please sign exactly as your name appears hereon.  If the stock is registered in the names of two or more persons, each should sign.  Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles.  If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title.  If signer is a partnership, please sign in partnership name by authorized person.

Please vote, date and promptly return this proxy.  Any votes received after a matter has been voted upon will not be counted.

This Proxy is Solicited on Behalf of the Board of Directors.